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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 6, 1998
                                                         ---------------

                              AgriBioTech, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Nevada                            0-19352                 85-0325742
----------------------------             ------------             -------------
(State or Other Jurisdiction             (Commission              (IRS Employer
     of Incorporation)                   File Number)               Ident. No.)


        2700 Sunset Road, Suite C-25, Las Vegas, Nevada     89120
        -----------------------------------------------------------
            (Address of Principal Executive Offices)     (Zip Code)


                                (702) 798-1969
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              Registrant's telephone number, including area code

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Item 2. Acquisition or Disposition of Assets.
        ------------------------------------

        On January 6, 1998 AgriBioTech, Inc., a Nevada corporation (the "Registrant"), completed the merger of Lofts Seed, Inc., a New Jersey corporation including its wholly-owned subsidiary Sunbelt Seed ("Lofts"), and Budd Seed, Inc., a North Carolina corporation ("Budd Seed") (Lofts and Budd Seed collectively, the "Acquired Companies") with and into Lofts Mergerco, Inc., a Nevada corporation and wholly-owned subsidiary of the Registrant ("Lofts Mergerco") pursuant to an Agreement and Plan of Reorganization dated December 1, 1997 (the "Merger Agreement"), among the Registrant, Lofts Mergerco, the Acquired Companies, and the shareholders of Lofts and Budd Seed ("the Shareholders"). Lofts Mergerco is changing its name to Lofts Seed Company, Inc. and will continue to exist as a wholly-owned subsidiary of the Registrant.

        The aggregate consideration paid to the Shareholders (the "Merger Consideration") at closing equaled approximately $33,337,000 and was paid in the form of (i) 2,000,000 shares of the Registrant's Common Stock, $.001 par value, valued at $8.50 per share (the fair market value when the letter of intent was signed) and (ii) $16,377,000 in cash.

        At the closing four of the shareholders of the Acquired companies, Richard P. Budd, Kenneth R. Budd, John D. Budd and Gerald L. Chrisco entered into Non-Competition Agreements with the registrant, and Kenneth R. Budd and John D. Budd entered into Employment and Non-Competition Agreements with the Registrant and Lofts Mergerco. As full consideration for the non-competition provisions contained in their respective Non-Competition Agreements they were paid an aggregate of an additional Seven Hundred Seventeen Thousand and 00/100 ($717,000.00) Dollars. The term of the Non-Compete provisions for Richard P. Budd and Gerald L. Chrisco is the period beginning on the Closing Date (January 6, 1998) and ending two (2) years following the date of termination of the Management Services Agreement dated as of the Closing Date between Lofts Mergerco and Budd Services, Inc.; and for each of John D. Budd and Kenneth R. Budd, the term is the period beginning on the Closing Date and ending three (3) years following the date of termination of their respective Employment Agreements with Lofts Mergerco. The term of the Employment Agreements for each of John D. Budd and Kenneth R. Budd is five years.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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        (a)     Financial Statements of Business Agreement.

        It is impracticable for the Registrant to file the financial statements of the business acquired as required by Item 7(a)(1) of Form 8-K. Such information will be filed by amendment to this Form 8-K within sixty days from the due date hereof in accordance with Item 7(a)(4) of Form 8-K.

                                      -2-

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        (b)     Pro Forma Financial Information.

        It is impracticable for the Registrant to file the pro forma financial information required by Item 7(b) of Form 8-K. Such information will be filed by amendment to this Form 8-K within sixty days from the due date hereof in accordance with Item 7(b)(2) of Form 8-K.

        (c)     Exhibits.

                2.1 Agreements and Plan of Reorganization by and among AgriBioTech, Inc., Lofts Seeds Inc., Budd Seed, Inc., Lofts Mergerco, Inc. and the shareholders of Lofts Seeds Inc. and Budd Seed, Inc. (Incorporated by reference to the Schedule 13-D filed December 10, 1997 for John D. Budd, Joseph R. Budd, Kenneth R. Budd, Richard P. Budd, Theodore P. Budd, and Gerald L. Chrisco).

                2.2     Omitted Schedules and Exhibits to the Purchase
                        Agreement.


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                                   SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  AGRIBIOTECH, INC.
                                                     (Registrant)

Date: January 16, 1998                            /s/ Henry A. Ingalls
                                                  ------------------------------
                                                  Henry A. Ingalls
                                                  Vice President



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                                 EXHIBIT INDEX
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Exhibit No.       Description
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    2.1           Agreement and Plan of Reorganization by and among AgriBioTech,
                  Inc., Lofts Seed Inc., Budd Seed, Inc., Lofts Mergerco, Inc. and the shareholders of Lofts Seed Inc. and Budd Seed, Inc. (Incorporated by reference to the Schedule 13-D filed December 10, 1997 for John D. Budd, Joseph R. Budd, Kenneth R. Budd, Richard P. Budd, Theodore P. Budd, and Gerald L. Chrisco).

    2.2           Omitted Schedules and Exhibits to the Purchase Agreement.